FOR IMMEDIATE RELEASE

Kingstone Announces Fourth Quarter and Full Year 2023 Financial Results

Returns to Profitability and Achieves Combined Ratio of 89.5% in 4Q23;
Issues Initial Guidance for FY2024

Kingston, NY — March 27, 2024 – Kingstone Companies, Inc. (Nasdaq: KINS) (the "Company" or "Kingstone"), a Northeast regional property and casualty insurance holding company, today announced its financial results for the fourth quarter and full year ended December 31, 2023. The Company will hold its fourth quarter and full-year 2023 financial results conference call on Thursday, March 28, 2024, at 8:30 a.m. Eastern Time. With this release, the Company has provided an investor presentation that can be accessed through the Investor Relations/Events & Presentations section of the Company website (www.kingstonecompanies.com).

Fourth Quarter 2023 Key Financial and Operational Highlights			
($ in thousands, except per share data)	**2023**	**2022**	**Change**
Net Income/(Loss)	$2,946	($3,950)	*NM*
Net Income/(Loss) per share - diluted	$0.26	($0.37)	*NM*
Combined ratio	89.5%	113.9%	-24.4 pts

Management Commentary

Meryl Golden, Chief Executive Officer of Kingstone Companies, Inc., stated, "In 2023, Kingstone experienced a significant turning point as we successfully returned to profitability in the fourth quarter. This achievement contributed to an 800 basis-point improvement on the full-year combined ratio. The effective execution of our strategic initiatives over the past few years has played a significant role in this success. Additionally, the lower-than-expected catastrophe losses in the fourth quarter further bolstered our performance.

"Looking ahead, we are confident in our ability to capitalize on this momentum and anticipate strong underwriting results. We are well-positioned to expand our Core New York business in 2024 and beyond. We remain committed to sustaining this positive trajectory and delivering value to our stakeholders."

Consolidated Financial Results	**Quarter Ended**			**Year Ended**		
($ in thousands, except per share data)	**December 31,**			**December 31,**		
	2023	**2022**	**Change**	**2023**	**2022**	**Change**
Direct premiums written[1]	$52,938	$53,901	-1.8%	$200,175	$201,255	-0.5%
Net premiums earned	$28,683	$30,448	-5.8%	$114,384	$114,385	0.0%
Policies-in-force	78,398	92,054	-14.8%	78,398	92,054	-14.8%
Net investment income	$1,571	$1,525	3.0%	$6,009	$4,937	21.7%
Net gain/(loss) on investments	$1,537	($78)	*NM*	$2,135	($9,392)	*NM*
Underlying loss ratio	53.8%	61.1%	-7.3 pts	65.3%	68.2%	-2.9 pts
Net adverse development of prior year losses	0.0%	6.5%	-6.5 pts	0.0%	2.4%	-2.4 pts
Net loss ratio excluding the effects of catastrophes[1,2]	53.8%	67.7%	-13.9 pts	65.3%	70.6%	-5.3 pts
Catastrophe loss ratio	3.0%	13.7%	-10.7 pts	7.1%	6.7%	0.4 pts
Total net loss ratio	56.8%	81.3%	-24.5 pts	72.4%	77.3%	-4.9 pts
Net underwriting expense ratio	32.7%	32.6%	0.1 pts	32.9%	36.0%	-3.1 pts

Combined ratio	89.5%	113.9%	-24.4 pts	105.3%	113.3%	-8.0 pts
Adjusted EBITDA[1]	$4,201	($3,191)	*NM*	($1,692)	($11,838)	85.7%
Net Income/(Loss)	$2,946	($3,950)	*NM*	($6,168)	($22,525)	72.6%
Net Income/(Loss) per share - diluted	$0.26	($0.37)	*NM*	($0.57)	($2.12)	73.1%
Return on equity	9.7%	(10.5%)	20.2 pts	(17.5%)	(40.3%)	22.8 pts
Other comprehensive income/(loss)	$4,845	$20	*NM*	$3,684	($17,755)	*NM*
Operating net income/(loss)[1]	$1,732	($3,888)	*NM*	($7,855)	($15,105)	48.0%
Operating net income/(loss) per share - diluted[1]	$0.15	($0.36)	*NM*	($0.73)	($1.42)	48.6%
Operating return on equity[1]	5.7%	(10.4%)	16.1 pts	(22.2%)	(27.0%)	4.8 pts
Book value per share - diluted				$2.81	$3.01	-6.6%
Book value per share – diluted, excluding accumulated other comprehensive income/(loss)				$3.80	$4.33	-12.2%

NM = Not Meaningful

Core Business Results (New York Only)

The Company refers to its New York policies as its Core Business.

Core Business Financial Results	**Quarter Ended**			**Year Ended**		
($ in thousands)	**December 31,**			**December 31,**		
	2023	**2022**	**Change**	**2023**	**2022**	**Change**
Direct premiums written[1]	$47,027	$43,923	7.1%	$176,692	$162,255	8.9%
Net premiums earned	$25,740	$25,194	2.2%	$99,346	$94,270	5.4%
Policies-in-force	67,575	71,359	-5.3%	67,575	71,359	-5.3%
Net loss ratio excluding the effect of catastrophes[1,2]	52.8%	59.8%	-7.0 pts	61.4%	60.7%	0.7 pts
Catastrophe loss ratio[2]	1.6%	12.6%	-11.0 pts	4.4%	6.2%	-1.8 pts
Total net loss ratio[2]	54.4%	72.4%	-18.0 pts	65.8%	66.9%	-1.1 pts

Non-Core Business Results (Outside of New York)

The Company stopped writing all new business outside of New York and has been aggressively reducing policy count this year, subject to regulatory requirements, and expects to accelerate its policy count reduction in 2024.

Non-core Business Financial Results	**Quarter Ended**			**Year Ended**		
($ in thousands)	**December 31,**			**December 31,**		
	2023	**2022**	**Change**	**2023**	**2022**	**Change**
Direct premiums written[1]	$5,911	$9,978	-40.8%	$23,482	$39,000	-39.8%
Net premiums earned	$2,943	$5,254	-44.0%	$15,038	$20,115	-25.2%
Policies-in-force	10,823	20,695	-47.7%	10,823	20,695	-47.7%
Net loss ratio excluding the effect of catastrophes[1,2]	62.5%	105.4%	-42.9 pts	91.4%	117.4%	-26.0 pts
Catastrophe loss ratio[2]	15.7%	18.7%	-3.0 pts	24.9%	8.7%	16.2 pts
Total net loss ratio[2]	78.2%	124.1%	-45.9 pts	116.3%	126.1%	-9.8 pts

[1]These measures are not based on GAAP and are defined and reconciled below to the most directly comparable GAAP measures. See "Definitions and Non-GAAP Measures".

[2]Core business net loss ratio excluding the effect of catastrophes, catastrophe loss ratio, net loss ratio, non-core business net loss ratio excluding the effect of catastrophes, catastrophe loss ratio, net loss ratio, non-core business net loss ratio excluding the effect of catastrophes, catastrophe loss ratio and net loss ratio are not based on GAAP. Net loss ratio is the most directly comparable GAAP measure. The aggregate of core business net loss ratio and non-core business net loss ratio is represented by net loss ratio, as set forth immediately above the non-GAAP measures.

Guidance
For 2024, the Company's full year expectations are as follows:

Guidance	2024
Core Business direct premiums written growth	12.0% to 16.0%
Combined ratio	88.0% to 92.0%
Earnings per share - diluted	$0.50 to $0.90
Return on equity	15.0% to 22.0%

Conference Call Details
Thursday, March 28, 2024, at 8:30 a.m. Eastern Time

To participate please dial:

U.S. toll free 1-877-423-9820
International 1-201-493-6749

Participants are asked to dial-in approximately 10 minutes before the conference call is scheduled to begin. The conference call can also be accessed via webcast in the "Investor Relations/Events & Presentations" tab of the Company's website or by clicking here. The webcast will be archived and accessible for approximately 30 days.

About Kingstone Companies, Inc.
Kingstone is a northeast regional property and casualty insurance holding company whose principal operating subsidiary is Kingstone Insurance Company ("KICO"). KICO is a New York domiciled carrier writing business through retail and wholesale agents and brokers. KICO is actively writing personal lines and commercial auto insurance in New York. Kingstone is also licensed in New Jersey, Rhode Island, Massachusetts, Connecticut, Pennsylvania, New Hampshire and Maine.

Investor Relations Contact:
Karin Daly
Vice President
The Equity Group Inc.
kdaly@equityny.com

Disclaimer and Forward-Looking Statements

The guidance provided above is based on information available as of March 27, 2024 and management's review of the anticipated financial results for 2024. Such guidance remains subject to change based on management's ongoing review of the Company's 2024 results and is a forward-looking statement (see below). Kingstone assumes no obligation to update this guidance. The actual results may be materially different and are affected by the risk factors and uncertainties identified in this press release and in Kingstone's annual and quarterly filings with the Securities and Exchange Commission.

This press release may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, may be forward-looking statements. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. These statements involve risks and uncertainties that could cause actual results to differ materially from those included in forward-looking statements due to a variety of factors. For more details on factors that could affect expectations, see Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2023 to be filed with the Securities and Exchange Commission and Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the Securities and Exchange Commission.

Forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from our expectations of future results, performance or achievements expressed or implied by these forward-looking statements. These forward-looking statements may not be realized due to a variety of factors. The risks and uncertainties include, without limitation, the following:

- *the risk of significant losses from catastrophes and severe weather events;*
- *risks related to the lack of a financial strength rating from A.M. Best;*
- *risks related to our indebtedness due on December 30, 2024, including due to the failure to comply with certain financial covenants;*
- *adverse capital, credit and financial market conditions;*
- *the unavailability of reinsurance at current levels and prices;*
- *the exposure to greater net insurance losses in the event of reduced reliance on reinsurance;*
- *the credit risk of our reinsurers;*
- *the inability to maintain the requisite amount of risk-based capital needed to grow our business;*
- *the effects of climate change on the frequency or severity of weather events and wildfires;*
- *risks related to the limited market area of our business;*
- *risks related to a concentration of business in a limited number of producers;*
- *legislative and regulatory changes, including changes in insurance laws and regulations and their application by our regulators;*
- *limitations with regard to our ability to pay dividends;*
- *the effects of competition in our market areas;*
- *our reliance on certain key personnel;*
- *risks related to security breaches or other attacks involving our computer systems or those of our vendors; and*
- *our reliance on information technology and information systems.*

Kingstone undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Definitions and Non-GAAP Measures

<u>Direct premiums written</u> *represent the total premiums charged on policies issued by the Company during the respective fiscal period.* ***<u>Net premiums written</u>*** *are direct premiums written less premiums ceded to reinsurers. Net premiums earned, the GAAP measure most comparable to direct premiums written and net premiums written, are net premiums written that are pro-rata earned during the fiscal period presented. All of the Company's policies are written for a twelve-month period. Management uses direct premiums written and net premiums written, along with other measures, to gauge the Company's performance and evaluate results. Direct premiums written and net premiums written are provided as supplemental information, not as a substitute for net premiums earned, and do not reflect the Company's net premiums earned.*

<u>Adjusted EBITDA</u> *is net income (loss) exclusive of interest expense, income tax expense (benefit), depreciation and amortization, net gains (losses) on investments, and stock- based compensation. Net income (loss) is the GAAP measure most closely comparable to adjusted EBITDA.*

Management uses adjusted EBITDA along with other measures to gauge the Company's performance and evaluate results, which can be skewed when including interest expense, income tax expense (benefit), depreciation and amortization, net gains (losses) on investments, and stock-based compensation, and may vary significantly between periods. Adjusted EBITDA is provided as supplemental information, not as a substitute for net income (loss) and does not reflect the Company's overall profitability.

<u>Operating income (loss) and diluted operating income (loss) per share</u> *is net income (loss) and diluted income (loss) per share exclusive of net gains (losses) on investments, net of tax. Net income (loss) and diluted net income (loss) per share is the GAAP measure most closely comparable to operating income (loss) and diluted operating income (loss) per share.*

Management uses operating income (loss) and diluted operating income (loss) per share along with other measures to gauge the Company's performance and evaluate results, which can be skewed when including net gains (losses) on investments, and may vary significantly between periods. Operating income (loss) and diluted operating income (loss) per share is provided as supplemental information, not as a substitute for net income (loss) and diluted net income (loss) per share and does not reflect the Company's overall profitability.

<u>Operating return on equity</u> *is operating income (loss) divided by average equity. Return on equity is the GAAP measure most closely comparable to operating return on equity.*

Management uses operating return on equity, along with other measures, to gauge the Company's performance and evaluate results, which can be skewed when including net gains (losses) on investments, which may vary significantly between periods. Operating return on equity is provided as supplemental information, is not a substitute for return on equity and does not reflect the Company's overall return on average common equity.

<u>Net loss ratio excluding the effect of catastrophes</u> *is a non-GAAP ratio, which is computed as the difference between GAAP net loss ratio and the effect of catastrophes on the net loss ratio.*

Management believes that this ratio is useful to investors and it is used by management to reveal the trends in the Company's business that may be obscured by catastrophe losses. Catastrophe losses cause the Company's loss ratios to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the net loss ratio. Management believes that this measure is useful for investors to evaluate this component separately when reviewing the Company's underwriting performance. The most directly comparable GAAP measure is the net loss ratio. The net loss ratio excluding the effect of catastrophes should not be considered a substitute for the net loss ratio and does not reflect the Company's net loss ratio.

The table below reconciles direct premiums written and net premiums written to net premiums earned for the periods presented:

	For the Three Months Ended December 31,			For the Years Ended December 31,		
	2023	**2022**	**% Change**	**2023**	**2022**	**% Change**
(000's except percentages)						
Direct and Net Premiums Written Reconciliation:						
Direct premiums written	$52,938	$53,901	(1.8%)	$200,175	$201,255	(0.5%)
Ceded premiums written[1]	(15,554)	(12,928)	20.3%	(106,564)	(94,241)	13.1%
Net premiums written[1]	37,384	40,973	(8.8%)	93,611	107,014	(12.5%)
Change in unearned premiums[1]	(8,701)	(10,525)	(17.3%)	20,774	7,371	181.8%
Net premiums earned	**$28,683**	**$30,448**	**(5.8%)**	**$114,384**	**$114,385**	**(0.0%)**

(Components may not sum due to rounding)

[1]Ceded premiums written balances, net premiums written balances and change in unearned premiums balances from prior year periods were reclassified to conform with current year presentation. The reclassification had no effect on the Company's previously reported financial condition, results of operations or cash flows.

The following table reconciles net income (loss) to adjusted EBITDA for the periods indicated:

	For the Three Months Ended December 31,			For the Years Ended December 31,		
	2023	**2022**	**% Change**	**2023**	**2022**	**% Change**
(000's except percentages)						
Adjusted EBITDA Reconciliation:						
Net income (loss)	**$2,946**	**($3,950)**	**NM**	**($6,168)**	**($22,525)**	**72.6%**
Interest expense	998	649	53.8%	4,003	2,019	98.3%
Income tax expense (benefit)	952	(985)	NM	(1,197)	(5,418)	77.9%
Depreciation and amortization	646	828	(22.0%)	2,973	3,300	(9.9%)
EBITDA	5,542	(3,458)	NM	(390)	(22,623)	98.3%
Net loss (gain) on investments	(1,537)	78	NM	(2,135)	9,392	NM
Stock-based compensation	196	188	NM	833	1,393	(40.2%)
Adjusted EBITDA	**$4,201**	**($3,191)**	**NM**	**($1,692)**	**($11,838)**	**NM**

(Components may not sum due to rounding)

The following table reconciles net income (loss) to operating income (loss) and diluted earnings (loss) per share to diluted operating earnings (loss) for the periods indicated:

	For the Three Months Ended				For the Years Ended			
	December 31, 2023		December 31, 2022		December 31, 2023		December 31, 2022	
	Amount	Diluted income per common share	Amount	Diluted loss per common share	Amount	Diluted loss per common share	Amount	Diluted loss per common share
(000's except per common share amounts and percentages)								
Operating Income (Loss) and Operating Income (Loss) per Diluted Common Share Reconciliation:								
Net income (loss)	**$2,946**	**$ 0.26**	**$ (3,950)**	**$(0.37)**	**$(6,168)**	**$(0.57)**	**$(22,525)**	**$(2.12)**
Net (gain) loss on investments	(1,537)		78		(2,135)		9,392	
Less tax (expense) benefit on net (gain) loss	(323)		16		(448)		1,972	
Net (gain) loss on investments, net of taxes	(1,214)	**$(0.11)**	62	**$0.01**	(1,687)	**$(0.16)**	7,420	**$0.70**
Operating income (loss)	**$1,732**	**$ 0.15**	**$(3,888)**	**$(0.36)**	**$(7,855)**	**$(0.73)**	**$(15,105)**	**$(1.42)**
Weighted average diluted shares outstanding	11,332,934		10,660,426		10,756,487		10,645,365	

(Components may not sum due to rounding)

The following table reconciles net income (loss) to operating income (loss) and return on equity to operating return on equity for the periods indicated:

	For the Three Months Ended December 31,			For the Years Ended December 31,		
	2023	**2022**	**% Change**	**2023**	**2022**	**% Change**
(000's except percentages)						
Operating Income (Loss) Reconciliation:						
Net income (loss)	**$2,946**	**$(3,950)**	**(174.6%)**	**$(6,168)**	**$(22,525)**	**72.6%**
Net (gain) loss on investments	(1,537)	78	NM	(2,135)	9,392	NM
Less tax (expense) benefit on net (gain) loss	(323)	16	NM	(448)	1,972	NM
Net (gain) loss on investments, net of taxes	(1,214)	62	NM	(1,687)	7,420	NM
Operating income (loss)	**$1,732**	**$(3,888)**	**NM**	**$(7,855)**	**$(15,105)**	**48.0%**
Operating Return on Equity Reconciliation:						
Net income (loss)	**$2,946**	**$(3,950)**	**NM**	**$(6,168)**	**$(22,525)**	**72.6%**
Average equity	$30,517	$37,520	(18.7%)	$35,337	$55,921	(36.8%)
Return on equity	**9.7%**	**(10.5%)**	**(191.7%)**	**(17.5%)**	**(40.3%)**	**56.7%**
Net (gain) loss on investments, net of taxes	$(1,214)	$62	NM	$(1,687)	$7,420	NM
Average equity	$30,517	$37,520	(18.7%)	$35,337	$55,921	(36.8%)
Effect of net (gain) loss on investments, net of taxes, on return on equity	(4.0%)	0.2%	NM	(4.8%)	13.3%	NM
Net operating income (loss)	**$1,732**	**$(3,888)**	**NM**	**$(7,855)**	**$(15,105)**	**48.0%**
Average equity	$30,517	$37,520	(18.7%)	$35,337	$55,921	(36.8%)
Operating return on equity	**5.7%**	**(10.4%)**	**NM**	**(22.2%)**	**(27.0%)**	**17.7%**

(Components may not sum due to rounding)

The following table reconciles the net loss ratio excluding the effect of catastrophes to the net loss ratio for the periods presented:

	For the Three Months Ended December 31,			For the years Ended December 31,		
	2023	**2022**	**Percentage Point Change**	**2023**	**2022**	**Percentage Point Change**
Net Loss Ratio Excluding Catastrophes Reconciliation:						
Net Loss Ratio Excluding Catastrophes	**53.8%**	**67.7%**	**(13.9) pts**	**65.3%**	**70.6%**	**(5.3) pts**
Effect of catastrophe losses on net loss and loss adjustment expenses	3.0%	13.7%	(10.7) pts	7.1%	6.7%	0.4 pts
Net loss ratio	**56.8%**	**81.3%**	**(24.5) pts**	**72.4%**	**77.3%**	**(4.9) pts**

(Components may not sum due to rounding)

KINGSTONE COMPANIES, INC. AND SUBSIDIARIES

Consolidated Balance Sheets

	December 31, 2023	December 31, 2022
	(Unaudited)	
Assets		
Fixed-maturity securities, held-to-maturity, at amortized cost (fair value of $6,106,148 at December 31, 2023 and $6,600,388 at December 31, 2022)	$ 7,052,541	$ 7,766,140
Fixed-maturity securities, available-for-sale, at fair value (amortized cost of $164,460,942 at December 31, 2023 and $174,918,427 at December 31, 2022)	148,920,797	154,715,163
Equity securities, at fair value (cost of $17,986,783 at December 31, 2023 and $18,086,700 at December 31, 2022)	14,762,340	13,834,390
Other investments	3,897,150	2,771,652
Total investments	174,632,828	179,087,345
Cash and cash equivalents	8,976,998	11,958,228
Premiums receivable, net	13,604,808	13,880,504
Reinsurance receivables, net	75,593,912	66,465,061
Deferred policy acquisition costs	19,802,564	23,819,453
Intangible assets	500,000	500,000
Property and equipment, net	9,395,697	10,541,935
Deferred income taxes, net	10,551,819	10,331,158
Other assets	4,574,584	3,748,847
Total assets	$ 317,633,210	$ 320,332,531
Liabilities		
Loss and loss adjustment expense reserves	$ 121,817,862	$ 118,339,513
Unearned premiums	105,621,538	107,492,777
Advance premiums	3,797,590	2,839,028
Reinsurance balances payable	12,837,140	13,061,966
Deferred ceding commission revenue	9,460,865	10,619,569
Accounts payable, accrued expenses and other liabilities	4,350,546	6,651,723
Debt, net	25,243,530	25,158,523
Total liabilities	283,129,071	284,163,099
Commitments and Contingencies		
Stockholders' Equity		
Preferred stock, $.01 par value; authorized 2,500,000 shares	-	-
Common stock, $.01 par value; authorized 20,000,000 shares; issued 12,248,313 shares at December 31, 2023 and 12,171,512 shares at December 31, 2022; outstanding 10,776,907 shares at December 31, 2023 and 10,700,106 shares at December 31, 2022	122,483	121,715
Capital in excess of par	75,338,010	74,519,590
Accumulated other comprehensive loss	(12,274,563)	(15,958,428)
Accumulated deficit	(23,114,310)	(16,945,964)
	40,071,620	41,736,913
Treasury stock, at cost, 1,471,406 shares at December 31, 2023 and December 31, 2022	(5,567,481)	(5,567,481)
Total stockholders' equity	34,504,139	36,169,432
Total liabilities and stockholders' equity	$ 317,633,210	$ 320,332,531

Consolidated Statements of Operations and Comprehensive Income (Loss) (Unaudited)

	For the Three Months Ended December 31,		For the Years Ended December 31,	
	2023	2022	2023	2022
Revenues				
Net premiums earned	$ 28,682,796	$ 30,448,107	$ 114,384,263	$ 114,384,531
Ceding commission revenue	4,659,550	5,036,314	21,053,494	19,319,391
Net investment income	1,571,474	1,524,832	6,008,682	4,936,778
Net gains (losses) on investments	1,536,911	(78,429)	2,134,554	(9,391,865)
Other income	155,561	160,286	609,721	910,455
Total revenues	36,606,292	37,091,110	144,190,714	130,159,290
Expenses				
Loss and loss adjustment expenses	16,296,645	24,765,287	82,849,210	88,390,042
Commission expense	8,143,255	9,047,310	33,364,629	34,581,617
Other underwriting expenses	6,036,080	5,979,959	25,909,962	26,697,006
Other operating expenses	588,462	756,106	2,456,473	3,113,473
Depreciation and amortization	645,749	828,097	2,973,440	3,300,445
Interest expense	997,967	649,412	4,002,531	2,019,047
Total expenses	32,708,158	42,026,171	151,556,245	158,101,630
Income (loss) from operations before taxes	3,898,134	(4,935,061)	(7,365,531)	(27,942,340)
Income tax expense (benefit)	952,182	(985,039)	(1,197,185)	(5,417,546)
Net income (loss)	2,945,952	(3,950,022)	(6,168,346)	(22,524,794)
Other comprehensive income (loss), net of tax				
Gross change in unrealized gains (losses) on available-for-sale-securities	6,131,195	16,090	4,644,308	(22,540,229)
Reclassification adjustment for losses included in net income (loss)	1,610	9,406	18,811	65,333
Net change in unrealized gains (losses), on available-for-sale-securities	6,132,805	25,496	4,663,119	(22,474,896)
Income tax (expense) benefit related to items of other comprehensive income (loss)	(1,287,889)	(5,354)	(979,254)	4,719,729
Other comprehensive income (loss), net of tax	4,844,916	20,142	3,683,865	(17,755,167)
Comprehensive income (loss)	$ 7,790,868	$ (3,929,880)	$ (2,484,481)	$ (40,279,961)
Earnings (Loss) per common share:				
Basic	$ 0.27	$ (0.37)	$ (0.57)	$ (2.12)
Diluted	$ 0.26	$ (0.37)	$ (0.57)	$ (2.12)
Weighted average common shares outstanding				
Basic	10,761,763	10,660,426	10,756,487	10,645,365
Diluted	11,332,934	10,660,426	10,756,487	10,645,365
Dividends declared and paid per common share	$ -	$ -	$ -	$ 0.12

Balances from prior year periods were reclassified to conform with current year presentation. The reclassification had no effect on the Company's previously reported financial condition, results of operations or cash flows.